678 242 0545

RIVIERA FINANCE

TERM SHEET

Labor Smart, Inc.
1166 Franklin Road #5
Marietta, GA 30067

ATTN: Ryan Schadel, CEO

Based on the information provided and representations made, Riviera Finance is interested in establishing a factoring account for **Labor Smart, Inc.**

We propose that the following terms be incorporated into the Security Agreement:

1. Advance: 85% advance rate on acceptable accounts.
2. Factoring Fee: 2% of invoice face value for first 25 days after factored date of invoice
   .8% of invoice face value for every 10 days thereafter
3. Administrative Charge:

Monthly Volume	**Administrative Charge**
Over $50K	None
$25K – 50K	1.0% of invoice
$10K – 25K	2.0%
Under $10K	3.0%

4. Maximum Account Limit: $300,000.00, to be reviewed for increase as need arises.
5. Term of Contract: Six Months. Early Termination Fee: 3% of Maximum Account Limit.
6. Minimum First Funding Fee: $500 (or $6,250 in invoices)
7. Services: At no additional charge, Riviera Finance will provide:
   - Cash within 24 hours of invoice verification
   - Credit reviews of accounts you submit for factoring
   - Mailing of factored invoices and backup
   - Status checks on factored invoices
   - Complete accounts receivable management
8. Credit Guarantee: No Recourse to Client if reason for non-payment is a credit problem.
9. Collateral: Client will grant a first priority interest in **Labor Smart, Inc.** accounts receivable as defined in the security agreement. **Labor Smart, Inc.** principals will execute a Continuing Guaranty.

All other terms and conditions are expressed in the factoring documents. Riviera approval is subject to final management review. *By accepting, you authorize Riviera Finance to begin verification of invoices with your customers.* Upon your acceptance of the above and submission of invoices for factoring, Riviera Finance is prepared to move forward immediately. This proposal will expire in ten days if not accepted.

Riviera Finance

James S. Kroll, Operations Manager Date

Agreed and Accepted
Labor Smart, Inc.

Ryan Schadel, President 11-21-11
Date

CERTIFIED COPY OF RESOLUTIONS

"**RESOLVED**, that the agreement dated November 23, 2011 between this company and RIVIERA FINANCE and all other agreements and documents connected therewith be, and the same hereby are, approved on the terms and conditions as set forth therein";

"**RESOLVED**, that any officer of this company be, and he hereby is, authorized and directed to enter into said agreement and all other agreements and documents connected therewith and to execute the same for and on behalf of this company on the terms and conditions set forth therein";

"**RESOLVED**, that any officer of this company be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of, and on behalf of, this company, such agreements, amendments, and supplements to said agreement or any other agreement or document connected therewith, documents, instruments, certificates, notices and further assurances and to perform any and all such acts and things as may be required by RIVIERA FINANCE in connection with said agreement or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions";

"**RESOLVED**, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by RIVIERA FINANCE and until all indebtedness and obligations arising out of said agreement and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, Ryan Schadel, as the duly constituted Secretary of Labor Smart, Inc. does hereby certify that the foregoing is a true and correct copy of the resolutions duly adopted at a meeting of the Board of Directors of Labor Smart, Inc. a Georgia company, duly called, noticed and held on 11-28-11, at which meeting there was at all times present and acting a quorum of the members of said Board, that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of this corporation.

[signature], President

[signature], Vice President

, Secretary

, Treasurer

Hereby Sworn: [signature]

Secretary

Dated: 11-28, 20 11

MINUTES OF A MEETING OF THE DIRECTOR of Labor Smart, Inc (the "Corporation") held at 1166 Franklin Road, Suite 5, Marietta GA 30067 on this 28th day of November, 2011.

1. The following member was present, constituting the entire board: Ryan Schadel.

2. The sole director of the Corporation being present, formal notice calling the meeting was dispensed with, and the meeting declared to be regularly called.

3. The following memorandum was then read and ordered to be inserted in these minutes:
"I, the sole director of the Corporation, consent to this meeting being held at the above time and place and do waive notice and publication of this meeting, and consent to the transaction of such business, as may have come before it, as testified by my signature below.

Ryan Schadel (Signature)

4. **UPON A MOTION DULY MADE**, seconded and unanimously carried, Ryan Schadel acted as Chairperson of the meeting and Ryan Schadel as Secretary of the meeting.

5. Minutes of the last regular meeting were read and, upon motion duly made, seconded and carried, were adopted as read.

6. The Chairperson presented to the meeting and thereupon the following resolutions were offered, seconded and unanimously adopted.

IT WAS RESOLVED THAT:

7. The officers and directors are authorized to enter into the following contract (the "Contract"): A contract with Riviera Finance Corporation for an accounts receivable factoring facility of up to $300,000. . Any one officer or director is authorized to execute the Contract on the Corporation's behalf as well as any other document required by the Contract.

8. There being no further business to come before the meeting, the meeting was adjourned.

9. DATED in the State of Nevada, on November 28th, 2011.

Ryan Schadel (Secretary)

SECURITY AGREEMENT

This Security Agreement (hereinafter called the "Agreement"), dated for purposes of reference November 23, 2011, is between the undersigned (hereinafter called the "CLIENT") and Riviera Finance, its successors and assigns (hereinafter called "RIVIERA"). CLIENT and RIVIERA agree as follows:

1. PURPOSE: CLIENT desires to obtain financing by factoring, selling and assigning to RIVIERA acceptable accounts receivable at a discount below the face value. Such financing is subject to the terms and conditions of the Agreement and is commercial in nature, and not for household, family, and/or personal use.

2. DEFINITIONS: The following definitions shall be used in determining the terms of this Agreement:
"ACCOUNT" shall have the same meaning as it does in the Uniform Commercial Code; an "Invoice" is the tangible statement of an Account and is interchangeable with "Account" in this Agreement.
"ACCEPTABLE ACCOUNT" means an Account conforming to the warranties and terms set forth herein and in Schedules of Accounts.
"CUSTOMER" means CLIENT's customer; a Customer is also referred to as an "Account Debtor."
"CLIENT" means the seller and assignor of the Accounts; the CLIENT is a "Debtor" to RIVIERA under the Uniform Commercial Code.
"COLLATERAL" shall have the same meaning as it does in the Uniform Commercial Code; Collateral granted to RIVIERA by CLIENT is specifically described in Section 4 below.
"CREDIT PROBLEM" means a Customer is unable to pay its debts because of its insolvency, dissolution, termination of existence, business failure, or the filing of any bankruptcy petition or other proceeding of Customer such that payment on the Account is or will be impaired.
"CUSTOMER DISPUTE" means a claim by Customer against CLIENT of any kind whatsoever that reduces the amount collectible from Customer by RIVIERA; a Customer Dispute may arise from any kind of disagreement between Customer and CLIENT whatsoever, *valid or invalid*, and may arise at any time, both before and after the signing of this Agreement or the purchase of any Account by RIVIERA.
"INDEBTEDNESS" means all advances, debts, liabilities, loans, obligations, covenants and duties owing by CLIENT to RIVIERA, direct or indirect, absolute or contingent, due or to become due, and all principal, interest, charges, costs, expenses and fees (including attorney's fees) owed by CLIENT hereunder.
"WARRANT" means to guarantee, as a material element of this Agreement. Each warranty herein and pursuant to any Schedule of Accounts is an independent condition to RIVIERA's duties under this Agreement.

3. REPRESENTATIONS, WARRANTIES, & DISCLOSURES: As an inducement for RIVIERA to enter into this Agreement, CLIENT hereby incorporates by reference each representation and warranty included in each Schedule of Accounts executed by CLIENT and, with the full knowledge that RIVIERA is relying upon the truth and accuracy of these statements, CLIENT further represents that:
(a) TAXES: CLIENT has made and shall continue to make timely payment of all required state and federal taxes; CLIENT agrees to provide to RIVIERA proof of payment and/or compliance of all taxes required by law and to notify RIVIERA of any levy issued against CLIENT;
(b) INSURANCE: CLIENT will maintain such insurance covering CLIENT's business and/or the property of Customers as is customary or required, and will name RIVIERA as loss payee of such insurance;
(c) RECORDS: All financial records, statements, books, or documents shown to RIVIERA by CLIENT at any time are true, complete, accurate, and represent the true financial condition of CLIENT; CLIENT agrees to furnish RIVIERA financial statements upon request;
(d) CHANGES IN BUSINESS: CLIENT will notify RIVIERA in writing prior to any change in the location of CLIENT's state of registration and/or principal place of business; the location where CLIENT's books and records concerning Accounts are kept; the CLIENT's name, identity, legal entity or structure whether by merger, acquisition, or sale of substantially all of CLIENT's assets; use of trade name(s); and/or any proposed change in any of the officer, principals, managers, directors, partners, and/or owners of the CLIENT.
(e) CUSTOMER CREDIT: Each Customer's business is solvent to the best of CLIENT's information and knowledge, and CLIENT has not received any notice, verbal or written, of a Credit Problem concerning any Customer that has not been disclosed to RIVIERA in writing;
(f) NO PLEDGE: CLIENT will not pledge the credit of RIVIERA to any person or business for any purpose;
(g) CUSTOMER TERMS: CLIENT will not modify any term of its Accounts with any Customer unless RIVIERA first consents in writing;
(h) TITLE: CLIENT is the lawful owner of, and has undisputed title to, the Accounts sold to RIVIERA by CLIENT; CLIENT will not factor, sell, or assign Accounts except to RIVIERA for the period of this Agreement and for as long as any Account remains unpaid to RIVIERA by CLIENT or any Customer;
(i) SECURITY: CLIENT has not transferred, pledged or granted a security interest in the Collateral described below to any party not disclosed in writing to RIVIERA; CLIENT will not transfer, pledge, or grant a security interest or lien to any other party in the Collateral described below for the term of this Agreement and for long as any Account remains unpaid to RIVIERA by CLIENT or any Customer.

4. SECURITY INTEREST IN COLLATERAL, SALE/ASSIGNMENT, & NOTIFICATION: As a further inducement for RIVIERA to enter into this Agreement, CLIENT gives to RIVIERA a security interest in the following described property as collateral for the repayment of any and all obligations and liabilities whatsoever of CLIENT to RIVIERA under the Uniform Commercial Code in the following described property, hereinafter collectively called "Collateral": All presently existing or hereafter arising, now owned or hereafter acquired accounts, accounts receivable, contract rights, chattel paper, electronic chattel paper, documents, instruments, reserves, reserve accounts, rebates, and general intangibles, and all books and records pertaining to accounts and all proceeds of the foregoing property.
(a) APPROVAL: CLIENT shall from time to time sell, transfer, or assign Accounts to RIVIERA subject to RIVIERA's instructions and approval. Accounts shall be identified by separate and subsequent bills of sale on forms known as Schedule of Accounts; CLIENT must supply RIVIERA with original invoices, inclusive of supporting document required for payment, and true and accurate copies of the same. RIVIERA will not purchase an Account unless CLIENT first submits such Account to RIVIERA for approval.
(b) NO OBLIGATION: RIVIERA is not obligated to buy any Account from CLIENT and shall have no liability to CLIENT, any Customer, or any supplier of CLIENT for RIVIERA's failure or refusal to purchase an Account.
(c) ALL INVOICES: Once CLIENT factors an Account owing by a particular Customer, all invoices owing by that particular Customer are assigned to RIVIERA until all outstanding balances owed to by all Customers to RIVIERA are paid in full and RIVIERA executes a release to CLIENT in writing.
(d) AUTHORITY: RIVIERA shall have the right to, in CLIENT'S name or in RIVIERA's name, whether CLIENT is in default of this agreement or not, demand, sue for, collect, settle, and give releases for any and all monies due or to become due on the Collateral.
(e) NOTIFICATION: RIVIERA will, at any time within its discretion, notify any Customer to make payment(s) directly to RIVIERA.
(f) SOLE PROPERTY: Once RIVIERA has purchased an Account, the Account is the *sole and exclusive property* of RIVIERA. CLIENT shall make proper entries on its books and records disclosing the absolute sale of the Account to RIVIERA.

5. MAXIMUM ACCOUNT LIMIT, FEES, & CHARGES: RIVIERA agrees to buy Acceptable Accounts, at a discount, from CLIENT that have been approved for purchase from CLIENT, subject to the limits, fees, and charges described in this Agreement. The maximum amount of outstanding Accounts purchased by RIVIERA shall not exceed the sum of at any given time.
(a) FACTORING & ADMINISTRATIVE FEES: RIVIERA shall withhold a *Fee Deposit* of Seven Percent (7.0%) from the face value of each Account. From the Fee Deposit, CLIENT agrees to pay to RIVIERA a *Factoring Fee* equal to the sum of Two Percent (2.0%) and an additional sum of One Percent (1.0%) of the face value of each Account for every Ten (10) day period, or portion thereof, that an Account remains unpaid to RIVIERA beyond Twenty-Five (25) days. **At no time shall the Factoring Fee be less than Two Percent (2.0%) of the face value of each purchased Account or exceed the amount of the Fee Deposit for each Account.** CLIENT agrees to pay RIVIERA an *Administrative Fee* from the face value of each purchased Account based on the total dollar amount of Accounts purchased from CLIENT by RIVIERA in each calendar month as follows:

MONTHLY VOLUME	ADMINISTRATIVE FEE
Greater Than $250,000 per month	0.0% of the face value of INVOICES

Initials: ______

$100,001 - $250,000	0.0% of the face value of INVOICES
$50,001 - $100,000	0.0% of the face value of INVOICES
$25,001 - $50,000	1.0% of the face value of INVOICES
$10,000 - $25,000	2.0% of the face value of INVOICES
Less than $10,000 per month	3.0% of the face value of INVOICES

CLIENT agrees to pay to RIVIERA a *minimum fee on the first funding* equal to Five Hundred Dollars ($500.00). *At no time shall the sum of the Administrative Fee and accumulated Factoring Fee be less than Two Percent (2.0%) of the face value of each Account or exceed the amount of the Fee Deposit for each Account.*

(b) FEE REBATES: As an inducement to CLIENT to sell Accounts in ever increasing monthly volume to Riviera from which Riviera can expect payment in full *directly from Customer*, Riviera agrees to return monthly to CLIENT, when said Account(s) is/are paid in full by Customer, the amount of Fee Deposit in excess of the Factoring Fee in the form of a Fee Rebate. Any such rebate to CLIENT may be retained by RIVIERA at RIVIERA'S sole discretion as further security for payment of any and all obligations and indebtedness owing by CLIENT.

(c) RESERVE & REFUNDS: In addition to the Fee Deposit, RIVIERA will reserve and withhold an amount in a reserve account equal to Eight Percent (8.0%) of the gross face amount of all Accounts purchased. Said reserve account may be held and/or applied by RIVIERA against charge-backs or any obligations of CLIENT to RIVIERA, known or anticipated, and said reserve account is not due and payable to CLIENT until any and all such obligations and indebtedness arising hereunder are paid in full. If there is no outstanding indebtedness of CLIENT to RIVIERA known or anticipated, RIVIERA will return to CLIENT from the reserve account Eight Percent (8.0%) of the gross purchase price of any individual Account *when said Account is paid in full.* Refunds are to be made within the first three (3) working days of the new month, unless otherwise agreed to by RIVIERA in an addendum to this Agreement. The reserve shall be a book balance maintained on the records of RIVIERA and shall not be a segregated fund.

(d) CHARGES: RIVIERA will deduct wire transfer fees or courier charges, if used by CLIENT, from each Schedule of Accounts.

(e) ROAM: CLIENT will submit all Schedule of Accounts to RIVIERA via *Riviera Online Account Management* (ROAM).

6. RECOURSE, EXCEPTIONS, DISPUTES, & CHARGEBACKS: NO RECOURSE: RIVIERA will have no recourse against CLIENT when an account is not paid by Customer when due, if the reason for non-payment is a Credit Problem except as enumerated below:

(a) EXCEPTIONS: RIVIERA will always have recourse against CLIENT for unpaid Accounts where (i) CLIENT has breached any warranty, representation, covenant, or promise in this Agreement or the Schedule of Accounts with regard to an unpaid Account, (ii) CLIENT has contributed to or aggravated a Customer's Credit Problem, (iii) CLIENT and any Customer are involved in a dispute of any kind, regardless of validity, (iv) Customer asserts a claim of loss, offset, set-off, or recoupment of any kind against CLIENT to RIVIERA, and/or (v) an original invoice has been sent to a Customer by CLIENT and not by RIVIERA and said Account is not paid to RIVIERA within forty-five (45) days of purchase by RIVIERA.

(b) DISPUTES: CLIENT will immediately notify RIVIERA of any dispute between Customer and CLIENT and shall pay to RIVIERA the full amount of any Account subject to the Customer Dispute. Mistaken, incorrect, or erroneous invoices submitted by CLIENT to RIVIERA may be, at RIVIERA's discretion, deemed a disputed invoice.

(c) CHARGEBACKS: If CLIENT does not fully settle the dispute with Customer within 24 hours, RIVIERA may, in addition to any other remedies under this Agreement: (i) settle or compromise such dispute with Customer without receiving additional consent or authority of CLIENT even if settlement reduces CLIENT's recourse against Customer, (ii) charge back or sell the Account to CLIENT, subject however to RIVIERA's security interest therein. RIVIERA will provide CLIENT a written statement of any charge-backs taken.

7. COLLECTION & PAYMENTS: RIVIERA has the right to receive payment directly from Customers on *all* CLIENT Accounts.

(a) HOLD HARMLESS: CLIENT shall hold RIVIERA harmless against any claim, cause of action, liability in tort, contract, or equity, or Customer ill-will arising from RIVIERA's collecting or attempting to collect any Account(s).

(b) HOLD IN TRUST: If any payment is received by CLIENT on an Account purchased by RIVIERA, CLIENT will hold in trust said payment as the property of RIVIERA, and immediately turn over to RIVIERA the identical check or other form of payment received, *whether or not the payment includes payment on Accounts not purchased by RIVIERA.* RIVIERA will refund CLIENT'S portion subject to any indebtedness or obligation of CLIENT to RIVIERA.

(c) DOUBLE PAYMENTS & NON-FACTORED ACCOUNTS: RIVIERA may, in its sole discretion, carry unidentified, duplicate, or non-factored payments as open accounting entries and return said payments to the payor or, in the case of non-factored payments only, forward the payment to CLIENT upon proper identification, subject to any outstanding obligations or charge-backs due RIVIERA.

8. POWER OF ATTORNEY: In order to carry out this Agreement, CLIENT irrevocably appoints RIVIERA or any person designated by RIVIERA, its special attorney-in-fact, or agent, whose authority granted should remain in full force and effect until all Accounts are paid in full and any indebtedness of CLIENT to RIVIERA is discharged, with power to:

(a) Notify Customers that CLIENT'S Accounts have been assigned to RIVIERA and that RIVIERA has a security interest therein;
(b) Direct CLIENT'S Customers to make payment of all Accounts direct to RIVIERA and forward invoices directly to such Customers;
(c) Strike out CLIENT'S address on all Accounts mailed to Customers and put RIVIERA'S address on all Accounts;
(d) Receive, open and dispose of all mail addressed to CLIENT via RIVIERA'S address;
(e) Endorse the name(s) of CLIENT on any checks or other evidences of payment that may come into the possession of RIVIERA on Accounts purchased by RIVIERA or pursuant to default on any other documents relating to any of the Accounts or to Collateral;
(f) In CLIENT'S name(s), or otherwise, demand, sue for, collect, and give releases for any and all monies due or to become due on Accounts;
(g) Compromise, settle, prosecute, or defend any action, claim or proceeding as to said Accounts;
(h) From time to time offer trade discounts to CLIENT'S customer exclusive of CLIENT'S normal business customer with said Customer;
(i) Do any and all things necessary and proper to carry out the purpose intended by this Agreement and to protect CLIENT'S and RIVIERA'S interest in the Accounts or other Collateral.

9. DEFAULT: Any one or more of the following shall be default hereunder and may cause the cessation of purchasing by RIVIERA:

(a) CLIENT shall fail to pay an indebtedness to RIVIERA when due;
(b) CLIENT shall breach any term, provision, covenant, warranty or representation contained in this Agreement or a Schedule of Accounts;
(c) Any documentation, report or other statement made by CLIENT to RIVIERA shall be false, erroneous, or misleading in any respect;
(d) CLIENT shall become insolvent or unable to pay debts as they mature, make a general assignment for the benefit of creditors, be subject to an appointment of a receiver or trustee over any portion of CLIENT's assets, or voluntarily file under any bankruptcy or similar law;
(e) Any involuntary petition in bankruptcy shall be filed against CLIENT and shall not be dismissed within sixty (60) days;
(f) Any judgment, levies of attachment, executions, tax assessments or similar process shall be issued against CLIENT or any of the Collateral;
(g) CLIENT shall cease factoring while RIVIERA has factored Accounts outstanding, the collectibility of which is uncertain, in whole or part;
(h) CLIENT, without prior notice or disclosure to RIVIERA, terminates, discontinues or suspends the operations of its business.

10. REMEDIES AFTER DEFAULT: In the event of a default, RIVIERA may do any one or more of the following without notice or demand to CLIENT except as expressly required under this Agreement:

(a) declare any and all indebtedness, other than outstanding factored Accounts not subject to recourse, immediately due and payable in full;
(b) notify any Customers and take possession of Collateral and collect any Accounts without judicial process;
(c) Take control in any manner of any goods, equipment, inventory or other personal property relating to any Account;

Initials: ______

(d) require CLIENT to assemble the Collateral and records pertaining to Accounts and deliver them to RIVIERA'S offices;
(e) exercise all or any of the rights and remedies of a secured creditor under the Uniform Commercial Code or any other applicable law or at equity;
(f) grant extensions, compromise claims and settle Accounts for less than face value, without prior notice to CLIENT;
(g) hold CLIENT liable for any deficiency;
(h) Charge interest on any indebtedness outstanding at the highest rate permitted by law, which interest shall become part of the indebtedness.

11. CONTRACT TERM: This Agreement becomes effective when it is accepted and executed by an authorized representative of RIVIERA. The Term of Agreement shall be Six months from the date of acceptance by RIVIERA. ***RIVIERA continues to have a security interest in the Collateral of CLIENT until all outstanding factored accounts and all indebtedness of CLIENT to RIVIERA are paid in full.*** CLIENT shall pay RIVIERA a Termination Fee of Three Percent (3.0%) of the maximum account limit if CLIENT terminates the Agreement prior to the expiration of the Term; the Term shall automatically renew every Six months, for another Six month period, unless RIVIERA receives written notice of termination from CLIENT at least thirty (30) days prior to the expiration of the current Term.

12. MERGER, INTERPRETATION, LEGAL FEES, & OTHER RIGHTS: This Agreement together with each Schedule of Accounts contain the entire Agreement between the parties and any modification hereto must be signed by CLIENT and RIVIERA. CLIENT disclaims the existence of, or reliance upon, any oral representation by RIVIERA. This Agreement inures to the benefit of and is binding upon the heirs, executors, administrators, successors and assigns of the parties and may not be assigned by CLIENT without RIVIERA's prior written consent.
(a) LEGAL FEES: Except as prohibited by law, CLIENT shall pay to RIVIERA all costs and expenses including, without limitation, attorneys fees and costs incurred by RIVIERA in the enforcement of any of RIVIERA'S rights or claims pertaining to this Agreement and any indebtedness of CLIENT to RIVIERA. CLIENT shall pay such amounts on demand after notice by RIVIERA.
(b) SEVERABILITY: If any provision of this Agreement shall be declared illegal or contrary to law, it is agreed that such provision shall be disregarded and this Agreement shall continue in force as though such provision had not been incorporated herein.
(c) CUMULATIVE RIGHTS: All rights, remedies and powers granted to RIVIERA in this Agreement, or in any note or other agreement given by CLIENT to RIVIERA, are cumulative and may be exercised singularly or concurrently with such other rights as RIVIERA may have and from time to time as to all or any part of the pledged Collateral as RIVIERA in its discretion may determine.

13. INDEMNIFICATION: CLIENT agrees to indemnify and hold RIVIERA harmless from any and all liability, obligations, claims, losses, damages, actions and suits, including counsel fees, costs of suit and interest which RIVIERA may incur in any way relating to or resulting from this Agreement or the failure of the CLIENT to pay withholding taxes due and payable to any taxing authority.

14. FIDUCIARY DUTY: CLIENT understands and agrees that *neither* this Agreement nor any transaction or any totality of circumstances related hereto and/or arising hereunder creates a fiduciary duty owed by Riviera to CLIENT and that RIVIERA owes no fiduciary duty to CLIENT whatsoever.

15. CHOICE OF LAW & JURISDICTION: This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia. **CLIENT CONSENTS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF THE LOCAL, STATE, OR FEDERAL COURTS LOCATED WITHIN THE STATE OF Georgia AND EXPRESSLY WAIVES ANY RIGHT TO OBJECT TO THE FORUM AS AN INCONVENIENT FORUM (*FORUM NON CONVENIENS*).**

AGREED TO CS / ________ INITIAL(s).

16. MUTUAL WAIVER OF RIGHT TO JURY TRIAL: **BOTH CLIENT AND RIVIERA ACKNOWLEDGE THE EXTREME COSTS ATTENDANT TO TRIAL BY JURY, AND THEREFORE BOTH CLIENT AND RIVIERA WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.**

AGREED TO CS / ________ INITIAL(s).

Each person signing this Agreement represents and warrants that he or she is duly authorized and has legal capacity to execute and deliver this Agreement, that the execution and delivery of the Agreement and the performance of such party's obligations hereunder have been duly authorized, and that the Agreement is a valid and legal agreement binding on such party and enforceable in accordance with its terms.

EXECUTED AND AGREED BY THE UNDERSIGNED:
CLIENT NAME: Labor Smart, Inc. (TRADE NAME: Labor Smart, Inc.)
ADDRESS: 1166 Franklin Road, Suite 1, Marietta, GA, 30067

NOTARY PUBLIC

BY: [signature] Date: 11-28-11 ____________________
Ryan Schadel - CEO, CFO & Secretary
Signature & Commission Expiration Date

BY: ____________________ Date: __________ ____________________

RIVIERA FINANCE:

BY: ____________________ Date: __________
James Kroll - Operations Manager

CONTINUING GUARANTY: The undersigned, as individuals, jointly and severally, unconditionally guarantee to RIVIERA full payment and prompt and faithful performance by the CLIENT of all of its present and future indebtedness and obligations to RIVIERA which may arise pursuant to the Agreement, each Schedule of Accounts, and any addenda or modifications thereto. This guaranty shall constitute a continuing guaranty of the obligations. The undersigned waives any right to require RIVIERA to proceed against the CLIENT, any Customer, or any other person, or proceed against or exhaust any security, or pursue any other remedy in RIVIERA's power. The words "indebtedness" and "obligations" are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities of the CLIENT heretofore, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether the CLIENT may be liable individually or jointly with others, or whether recovery may be or hereafter become barred by any statute of limitations or otherwise become unenforceable. The undersigned guarantors hereby represent and warrant that it is in the undersigned guarantor's direct interest to assist the CLIENT because of the undersigned guarantor's position in and economic or other relations with the CLIENT.

ATTORNEY FEES: Whether or not suit be instituted, the undersigned agree to pay reasonable attorney's fees and all other costs and expenses incurred by RIVIERA in enforcing this Agreement and in any action or proceedings arising out of or relating to this Agreement.

Initials: ________

EXECUTED AND GUARANTEED BY THE UNDERSIGNED:
Ryan Schadel - 375 Pine Bluff Drive, Dallas, GA. 30157

BY: ____________________ Date: 11-28-11 ____________________
Signature (Executed as an Individual)

BY: ____________________ Date ________ ____________________
Signature (Executed as an Individual)

WITNESS(ES) OF THIS GUARANTY

ADDENDUM

This addendum refers to that certain security agreement dated for purposes of reference November 23, 2011 between the undersigned Labor Smart, Inc. herein after called "CLIENT" and Riviera Finance, its successors, assigns, affiliates, subsidiaries and related entities (hereinafter "RIVIERA") and refers to the items below:

5(a). **FACTORING & ADMINISTRATIVE FEES:** RIVIERA shall withhold a Fee Deposit of Seven Percent (7.0%) from the face value of each Account. From the Fee Deposit, CLIENT agrees to pay to RIVIEAR a Factoring Fee equal t the sum of Two Percent (2.0%) and an additional sum of Eight Tenths of One Percent (0.8%) of the face value of each Account for every Ten (10) day period, or portion thereof, that an Account remains unpaid to RIVIERA beyond Twenty Five (25) days.

At no time shall the Factoring Fee be less than Two Percent (2.0%) of the face value of each purchased Account, or exceed the amount of the Fee Deposit for each Account.

CLIENT agrees to pay to RIVIERA an Administrative Fee from the face value of each purchased Account based on the total dollar amount of Accounts purchased from CLIENT by RIVIERA in each calendar month as structured in the Security Agreement.

This addendum refers only to the above items and does not change the purpose and intent of the security agreement which remains in full force and effect.

Each person signing this Addendum to the Agreement represents and warrants that he or she is duly authorized and has legal capacity to execute and deliver this Addendum to the Agreement, that the execution and delivery of the Addendum to the Agreement and the performance of such party's obligations hereunder have been duly authorized, and that the Agreement as herein modified is a valid and legal agreement binding on such party and enforceable in accordance with its terms.

EXECUTED AND AGREED BY THE UNDERSIGNED: **NOTARY PUBLIC**

CLIENT NAME: Labor Smart, Inc. (TRADE NAME: Labor Smart, Inc.)
ADDRESS: 1166 Franklin Road Suite 5, Marietta, GA, 30067

BY: ______________________ Date: 11-28-11 ______________________
Ryan Schadel - CEO, CFO & Secretary

Signature & Commission Expiration (Seal Below)

BY: ______________________ Date: __________ ______________________

RIVIERA FINANCE:

BY: ______________________ Date: __________
James Kroll - Operations Manager

Labor Smart, Inc
1166 Franklin Road, Suite
MARIETTA, GA 30067

JPMorgan Chase Bank, NA
Atlanta, GA 30308

Date	Check Number
11/28/2011	04001037

Check Amount
******0.01*****

1/100 CENTS

VOID

Pay to the Order of: Riviera Finance
Po Box 535213
ATLANTA, GA 30353

Authorized Signature
Void After 90 Days

⑈04001037⑈ ⑆061092387⑆ 892472465⑈

Labor Smart, Inc
1166 Franklin Road, Suite #5 MARIETTA, GA 30067

Reference #	Date	Amount	Comment
void	11/28/2011	$0.01	

Check #: 04001037	Check Amount:	$0.01

Labor Smart, Inc
1166 Franklin Road, Suite
MARIETTA, GA 30067

JPMorgan Chase Bank, NA
Atlanta, GA 30308

Date	Check Number
11/28/2011	04001037

Check Amount
******0.01*****

1/100 CENTS

Pay to the Order of: Riviera Finance
Po Box 535213
ATLANTA, GA 30353

NOT NEGOTIABLE